Exhibit 99.1

Kopin Corporation Announces Proposed Public Offering of Common Stock and Pre-Funded Warrants

WESTBOROUGH, Mass. – September 19, 2024 - Kopin Corporation (NASDAQ: KOPN) (“Kopin”) a leading provider of application-specific optical systems and high-performance microdisplays for defense, enterprise, industrial, consumer and medical products, announced that it intends to offer and sell shares of its common stock and pre-funded warrants in a public offering. Kopin intends to grant the underwriters of the offering a 30-day option to purchase up to an additional 15% of the number of shares of common stock sold in connection with the offering. All of the securities to be sold in the offering are to be offered by Kopin. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Kopin intends to use the net proceeds from the offering to fund general corporate purposes, including working capital, funding internal research and development and neural display, capital expenditures, and for any payments related to pending litigation judgements or any appeals of the judgements.

Canaccord Genuity is acting as the sole bookrunner for the offering.

A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website located at www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained from Canaccord Genuity LLC, Attention: Syndication Department, One Post Office Square, Suite 3000, Boston, MA 02109, (800) 225-6104 or by email at prospectus@cgf.com.

Before investing in the offering, you should read in their entirety the preliminary prospectus supplement and its accompanying prospectus to be filed with the SEC, and the other documents that Kopin has filed with the SEC that will be incorporated by reference in the prospectus supplement and its accompanying prospectus, which will provide more information about Kopin and the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Kopin

Kopin Corporation is a leading developer and provider of innovative display, and application-specific optical solutions sold as critical components and subassemblies for defense, enterprise, professional and consumer products. Kopin’s portfolio includes microdisplays, display modules, eyepiece assemblies, image projection modules, and vehicle mounted and head-mounted display systems that incorporate ultra-small high-resolution Active Matrix Liquid Crystal displays (AMLCD), Ferroelectric Liquid Crystal on Silicon (FLCoS) displays, MicroLED displays (µLED) and Organic Light Emitting Diode (OLED) displays, a variety of optics, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com. Kopin is a trademark of Kopin Corporation.

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Forward Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements may include statements with respect to Kopin’s intentions to use the net proceeds from the offering to fund general corporate purposes, including working capital, funding internal research & development and neural display, capital expenditures, and for any payments related to pending litigation judgements or any appeals thereof . Various factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report (Form 10-K) or Quarterly Report (Form 10-Q) filed with the Securities and Exchange Commission, or as may be updated or supplemented from time to time by our Securities and Exchange Commission filings.

Contact Information

For Investor Relations

Kopin Corporation

Richard Sneider, Treasurer and Chief Financial Officer

Richard_Sneider@kopin.com

508-870-5959

MZ Contact

Brian M. Prenoveau, CFA

MZ Group – MZ North America

KOPN@mzgroup.us

561-489-5315

Lightspeed PR Contact

Grace Halvorsen

Lightspeed PR/M

Kopin@lightspeedpr.com